UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	02/28/2023

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

- BNY Mellon Dynamic Value Fund

- BNY Mellon Opportunistic Midcap Value Fund

- BNY Mellon Opportunistic Small Cap Fund

- BNY Mellon Technology Growth Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Dynamic Value Fund

SEMI-ANNUAL REPORT February 28, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2022, through February 28, 2023, as provided by Brian C. Ferguson, John C. Bailer, Keith Howell and David S. Intoppa, Portfolio Managers of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Dynamic Value Fund’s (the “fund”) Class A shares produced a total return of 7.26%, Class C shares returned 6.83%, Class I shares returned 7.39% and Class Y shares returned 7.42%.1 The fund’s benchmark, the Russell 1000® Value Index (the “Index”), produced a total return of 4.07% for the same period.2

Stocks posted gains as investors began to anticipate an easing of tighter monetary policy that has occurred over the past year. The fund outperformed the Index, primarily due to positioning in the communication services, health care and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund may invest up to 30% of its assets in foreign securities. We identify potential investments through extensive quantitative and fundamental research. We focus on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.

Anticipating the End of Monetary Tightening, Markets Post Gains

The reporting period was defined by a shift in investor sentiment. Much of 2022 was marked by concerns about high inflation and a tightening in global monetary policy by the Federal Reserve (the “Fed”) and other major central banks. Geopolitical events, including the Russia-Ukraine War, also weighed on the market.

As 2022 progressed, inflation data and central bank monetary tightening policies dominated the market narrative. Slower growth prospects, supply-chain concerns and expectations that interest rates would be higher for a longer period negatively impacted stock valuations. Across Europe, a broad monetary tightening effort by the Bank of England and the European Central Bank was implemented. In the EU, high inflation readings dampened the growth outlook, while soaring energy prices became a focus for European policymakers.

The Fed raised rates in September, November and December 2022, and as inflation eased somewhat, investors began to anticipate an end to the Fed’s tightening program. The market appeared to reach a bottom early in the reporting period and rebounded into 2023. In February 2023, the Fed raised the federal funds rate again as inflation appeared to be more stubborn than expected. This resulted in the return of market volatility.

Performance Helped by the Communication Services, Health Care and Energy Sectors

The fund’s outperformance versus the Index was driven primarily by stock selections in three sectors. In the communication services sector, the fund avoided exposure to Meta Platforms, Inc., parent company of Facebook, early in the period when the stock lagged. The fund then initiated a position at an attractive valuation and was able to benefit from the stock’s rise through the end of the period. A position in The Interpublic Group of Companies, Inc., a global advertising agency, also contributed positively to returns. The company posted strong revenues

2

and raised its earnings guidance. The fund’s decision to avoid exposure to Disney also was beneficial. This stock lagged as investors became concerned about the company’s streaming business. In the health care sector, performance was aided by a decision to avoid exposure to Pfizer and Johnson & Johnson. Both companies’ financial results fared poorly as revenues related to COVID-19 abated. Positions in pharmaceutical companies Gilead Sciences, Inc. and AbbVie, Inc. were advantageous. Both companies performed well in part due to their strong drug development pipelines. The industry also benefited from a flight to safety late in 2022. The fund’s holding of Horizon Therapeutics also contributed positively. The company received a buyout offer that boosted the share price. In the energy sector, shares of Schlumberger, Ltd., an oilfield services company, performed well as the company has enjoyed strong demand and pricing power. In fact, the entire energy sector performed well during the period, and positions in ExxonMobil Corp. and Marathon Petroleum Corp. added to relative returns.

On a less positive note, the financial sector was the primary detractor from relative returns. It was the only sector that posted a negative performance during the reporting period, and much of the lagging performance occurred in the banking industry. The fund’s position in Bank of America and Comerica, a regional bank, were the leading detractors. Investors pulled back from these shares due to concerns that net interest income had peaked, given the rising price of deposits. Concerns about credit quality may have also added to the concern. A position in Assurant, Inc., a specialty insurance company, also detracted. The company provides warranties on cellphones, and it was hurt by losses due to Hurricane Ian.

A Regime Change

Several themes will affect the investment environment in the coming months. We believe a regime change is occurring in which a low-interest rate environment is being replaced by one of higher inflation and higher interest rates. The Fed is likely to remain restrictive during this time, and although inflation will recede, it will remain higher than in the recent past. This new environment will affect how companies do business, requiring more attention to maintaining the soundness of their balance sheets.

In addition, the Inflation Reduction Act passed in 2022 has provided incentives for an increase in infrastructure spending and capital expenditures. The “reshoring” trend that has taken hold in the wake of the pandemic will also provide a stimulus to infrastructure and capital expenditures. As a result, “old economy” companies such as manufacturers are likely to benefit.

Given the tightening of monetary policy, however, we anticipate an economic slowdown in the near term, but we continue to believe this will amount to a “soft landing.” This will contribute to reducing inflation.

In this environment, we are focused on the financials, health care and energy sectors. In financials, banks and other lenders will benefit from higher interest rates. In the insurance industry, we believe many companies will enjoy pricing power, especially in the auto and commercial markets. In health care, we believe this defensive sector will provide some downside protection in an environment of slowing growth. But some companies will also be able to capitalize on some growth catalysts.

In the energy sector, exploration and production companies have been disciplined about avoiding overproduction, and thus tight supplies will keep prices high. In addition, their commitment to returning capital to shareholders in the form of dividends and share buybacks should add to performance. Finally, although the consumer staples sector is also a defensive sector, we see valuations as stretched, and we also believe companies in this sector may not have as much ability as others to pass along higher costs to customers.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 30, 2023, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies that are considered more value-oriented relative to the overall market, as defined by Russell’s leading style methodology. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Value Fund from September 1, 2022 to February 28, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.78	$8.62	$3.50	$3.29
Ending value (after expenses)	$1,072.60	$1,068.30	$1,073.90	$1,074.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.66	$8.40	$3.41	$3.21
Ending value (after expenses)	$1,020.18	$1,016.46	$1,021.42	$1,021.62
†

Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.68% for Class C, .68% for Class I and .64% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
February 28, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - 1.1%
General Motors Co.	741,107		28,710,485
Banks - 6.7%
JPMorgan Chase & Co.	858,408		123,052,787
The PNC Financial Services Group, Inc.	142,739		22,541,343
Wells Fargo & Co.	696,532		32,576,802
			178,170,932
Capital Goods - 9.6%
Caterpillar, Inc.	118,237		28,323,673
Eaton Corp. PLC	326,350		57,088,406
Ingersoll Rand, Inc.	652,472		37,889,049
Northrop Grumman Corp.	74,377		34,519,110
Raytheon Technologies Corp.	614,925		60,317,993
The Boeing Company	185,890	[a]	37,466,130
			255,604,361
Consumer Services - 2.3%
International Game Technology PLC	752,413		19,984,089
Las Vegas Sands Corp.	731,291	[a]	42,027,294
			62,011,383
Diversified Financials - 14.7%
Ameriprise Financial, Inc.	102,367		35,098,573
Berkshire Hathaway, Inc., Cl. B	354,578	[a]	108,210,114
CME Group, Inc.	334,601		62,021,641
Morgan Stanley	525,679		50,728,024
The Charles Schwab Corp.	256,069		19,952,897
The Goldman Sachs Group, Inc.	178,721		62,847,240
Voya Financial, Inc.	728,006	[b]	54,229,167
			393,087,656
Energy - 10.9%
ConocoPhillips	189,787		19,614,486
EQT Corp.	677,377		22,475,369
Exxon Mobil Corp.	896,187		98,499,913
Hess Corp.	397,034		53,480,480
Marathon Petroleum Corp.	279,129		34,500,344
Schlumberger Ltd.	683,297		36,358,233
Shell PLC, ADR	444,908	[b]	27,037,059
			291,965,884
Food, Beverage & Tobacco - 2.4%
Bunge Ltd.	298,907		28,545,619
Philip Morris International, Inc.	351,331		34,184,506
			62,730,125

6

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Health Care Equipment & Services - 10.2%
Alcon, Inc.	373,218	[a]	25,468,396
Becton, Dickinson and Co.	250,301		58,708,100
Boston Scientific Corp.	761,814	[a]	35,591,950
Centene Corp.	431,181	[a]	29,492,780
McKesson Corp.	88,387		30,918,656
Medtronic PLC	771,932		63,915,970
The Cooper Companies	85,980		28,112,881
			272,208,733
Insurance - 6.8%
Aon PLC, Cl. A	87,604		26,635,996
Assurant, Inc.	210,100		26,764,639
Chubb Ltd.	161,206		34,017,690
Everest Re Group Ltd.	71,485		27,448,095
RenaissanceRe Holdings Ltd.	68,085		14,631,467
The Allstate Corp.	412,713		53,149,180
			182,647,067
Materials - 3.1%
Alcoa Corp.	456,544		22,343,263
Freeport-McMoRan, Inc.	1,490,674		61,072,914
			83,416,177
Media & Entertainment - 4.4%
Alphabet, Inc., Cl. A	233,138	[a]	20,996,408
Meta Platforms, Inc., Cl. A	320,698	[a]	56,102,908
The Interpublic Group of Companies, Inc.	1,098,511		39,041,081
			116,140,397
Pharmaceuticals Biotechnology & Life Sciences - 11.6%
AbbVie, Inc.	304,006		46,786,523
Biogen, Inc.	88,119	[a]	23,779,793
BioMarin Pharmaceutical, Inc.	248,889	[a]	24,786,856
Danaher Corp.	211,838		52,436,260
Eli Lilly & Co.	82,046		25,534,356
Gilead Sciences, Inc.	648,022		52,185,212
Merck & Co., Inc.	210,813		22,396,773
Regeneron Pharmaceuticals, Inc.	28,571	[a]	21,725,960
Sanofi, ADR	882,491		41,344,703
			310,976,436
Semiconductors & Semiconductor Equipment - 2.9%
Applied Materials, Inc.	164,054		19,054,872
Micron Technology, Inc.	683,259		39,506,035
Qualcomm, Inc.	159,986		19,763,071
			78,323,978
Software & Services - 2.5%
Check Point Software Technologies Ltd.	163,004	[a]	20,166,855

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.6% (continued)
Software & Services - 2.5% (continued)
Dolby Laboratories, Inc., Cl. A		158,420		13,034,798
Fidelity National Information Services, Inc.		510,687		32,362,235
				65,563,888
Technology Hardware & Equipment - 3.9%
Ciena Corp.		303,108	[a]	14,615,868
Cisco Systems, Inc.		1,260,484		61,032,635
Hewlett Packard Enterprise Co.		1,856,120		28,974,033
				104,622,536
Transportation - 1.0%
FedEx Corp.		133,496		27,129,057
Utilities - 5.5%
Constellation Energy Corp.		732,360		54,846,440
Exelon Corp.		914,328		36,929,708
PPL Corp.		1,216,711		32,936,367
The AES Corp.		843,340		20,813,632
				145,526,147
Total Common Stocks (cost $2,414,785,181)				2,658,835,242
	1-Day Yield (%)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $39,477,298)	4.65	39,477,298	[c]	39,477,298

Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $46,425,551)	4.65	46,425,551	[c]	46,425,551
Total Investments (cost $2,500,688,030)		102.8%		2,744,738,091
Liabilities, Less Cash and Receivables		(2.8%)		(74,194,967)
Net Assets		100.0%		2,670,543,124

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $69,708,869 and the value of the collateral was $71,779,469, consisting of cash collateral of $46,425,551 and U.S. Government & Agency securities valued at $25,353,918. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

8

Portfolio Summary (Unaudited) †	Value (%)
Financials	28.2
Health Care	21.8
Energy	10.9
Industrials	10.6
Information Technology	9.3
Utilities	5.5
Communication Services	4.4
Consumer Discretionary	3.4
Investment Companies	3.2
Materials	3.1
Consumer Staples	2.4
102.8

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.5%	15,035,152	519,869,077	(495,426,931)	39,477,298	425,713
Investment of Cash Collateral for Securities Loaned - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.7%	187,600	158,542,252	(112,304,301)	46,425,551	9,804	††
Total - 3.2%	15,222,752	678,411,329	(607,731,232)	85,902,849	435,517

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $69,708,869)—Note 1(c):
Unaffiliated issuers	2,414,785,181	2,658,835,242
Affiliated issuers	85,902,849	85,902,849
Receivable for shares of Common Stock subscribed		7,810,600
Receivable for investment securities sold		6,269,612
Dividends and securities lending income receivable		4,519,270
Tax reclaim receivable—Note 1(b)		16,978
Prepaid expenses		159,268
		2,763,513,819
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,372,360
Liability for securities on loan—Note 1(c)		46,425,551
Payable for investment securities purchased		41,502,263
Payable for shares of Common Stock redeemed		3,215,420
Directors’ fees and expenses payable		36,089
Interest payable—Note 2		6,573
Other accrued expenses		412,439
		92,970,695
Net Assets ($)		2,670,543,124
Composition of Net Assets ($):
Paid-in capital		2,391,223,952
Total distributable earnings (loss)		279,319,172
Net Assets ($)		2,670,543,124

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,008,557,959	27,801,368	1,383,096,186	251,087,611
Shares Outstanding	26,040,692	810,045	35,475,868	6,457,136
Net Asset Value Per Share ($)	38.73	34.32	38.99	38.89

See notes to financial statements.

10

STATEMENT OF OPERATIONS
ix Months Ended February 28, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	21,330,824
Affiliated issuers	425,713
Income from securities lending—Note 1(c)	9,804
Interest	470
Total Income	21,766,811
Expenses:
Management fee—Note 3(a)	6,944,911
Shareholder servicing costs—Note 3(c)	1,946,867
Registration fees	193,395
Directors’ fees and expenses—Note 3(d)	83,742
Distribution fees—Note 3(b)	73,179
Prospectus and shareholders’ reports	40,765
Professional fees	38,925
Loan commitment fees—Note 2	25,895
Custodian fees—Note 3(c)	20,316
Chief Compliance Officer fees—Note 3(c)	7,875
Interest expense—Note 2	7,219
Miscellaneous	53,160
Total Expenses	9,436,249
Less—reduction in expenses due to undertaking—Note 3(a)	(310,024)
Less—reduction in fees due to earnings credits—Note 3(c)	(51,274)
Net Expenses	9,074,951
Net Investment Income	12,691,860
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	54,322,989
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	92,474,478
Net Realized and Unrealized Gain (Loss) on Investments	146,797,467
Net Increase in Net Assets Resulting from Operations	159,489,327

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment income	12,691,860	15,424,531
Net realized gain (loss) on investments	54,322,989	255,088,410
Net change in unrealized appreciation (depreciation) on investments	92,474,478	(234,045,533)
Net Increase (Decrease) in Net Assets Resulting from Operations	159,489,327	36,467,408
Distributions ($):
Distributions to shareholders:
Class A	(82,406,100)	(172,945,161)
Class C	(1,747,344)	(1,451,936)
Class I	(94,067,152)	(97,232,481)
Class Y	(20,632,403)	(66,006,827)
Total Distributions	(198,852,999)	(337,636,405)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	111,797,521	97,741,023
Class C	17,175,042	7,564,168
Class I	791,997,656	434,795,690
Class Y	49,834,633	85,318,056
Distributions reinvested:
Class A	77,017,420	161,208,223
Class C	1,656,007	1,256,179
Class I	88,854,229	91,981,560
Class Y	16,158,925	33,442,482
Cost of shares redeemed:
Class A	(59,962,263)	(91,470,743)
Class C	(2,080,859)	(2,668,266)
Class I	(236,906,022)	(154,340,139)
Class Y	(51,938,256)	(161,056,793)
Increase (Decrease) in Net Assets from Capital Stock Transactions	803,604,033	503,771,440
Total Increase (Decrease) in Net Assets	764,240,361	202,602,443
Net Assets ($):
Beginning of Period	1,906,302,763	1,703,700,320
End of Period	2,670,543,124	1,906,302,763

12

	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	2,830,063	2,415,677
Shares issued for distributions reinvested	2,001,492	4,062,707
Shares redeemed	(1,519,634)	(2,180,376)
Net Increase (Decrease) in Shares Outstanding	3,311,921	4,298,008
Class Cb
Shares sold	489,188	205,774
Shares issued for distributions reinvested	48,478	35,138
Shares redeemed	(59,285)	(69,322)
Net Increase (Decrease) in Shares Outstanding	478,381	171,590
Class Ia
Shares sold	20,062,339	10,622,754
Shares issued for distributions reinvested	2,295,381	2,305,302
Shares redeemed	(5,953,566)	(3,757,002)
Net Increase (Decrease) in Shares Outstanding	16,404,154	9,171,054
Class Ya
Shares sold	1,266,780	2,061,074
Shares issued for distributions reinvested	418,517	840,475
Shares redeemed	(1,302,297)	(3,870,709)
Net Increase (Decrease) in Shares Outstanding	383,000	(969,160)

[a]

During the period ended February 28, 2023, 23,825 Class Y shares representing $954,428 were exchanged for 23,767 Class I shares, 5,457 Class A shares representing $225,051 were exchanged for 5,415 Class I shares. During the period ended August 31, 2022, 87,969 Class Y shares representing $3,670,947 were exchanged for 87,775 Class I shares, 439 Class A shares representing $17,582 were exchanged for 437 Class I shares.

[b]

During the period ended February 28, 2023, 1,511 Class C shares representing $52,545 were automatically converted to 1,353 Class A shares and during the period ended August 31, 2022, 1,056 Class C shares representing $39,636 were automatically converted to 951 Class A shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended		Year Ended August 31,
February 28, 2023
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	39.43	47.84	33.28	34.61	42.18	40.12
Investment Operations:
Net investment income[a]	.19	.32	.36	.47	.57	.49
Net realized and unrealized gain (loss) on investments	2.65	.86	15.20	(.56)	(2.67)	5.86
Total from Investment Operations	2.84	1.18	15.56	(.09)	(2.10)	6.35
Distributions:
Dividends from net investment income	(.28)	(.46)	(.22)	(.57)	(.63)	(.39)
Dividends from net realized gain on investments	(3.26)	(9.13)	(.78)	(.67)	(4.84)	(3.90)
Total Distributions	(3.54)	(9.59)	(1.00)	(1.24)	(5.47)	(4.29)
Net asset value, end of period	38.73	39.43	47.84	33.28	34.61	42.18
Total Return (%)[b]	7.26[c]	2.34	47.60	(.55)	(4.40)	16.68
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94[d]	.94	.95	.97	.96	.95
Ratio of net expenses to average net assets	.93[d]	.93	.93	.93	.93	.93
Ratio of net investment income to average net assets	.95[d]	.76	.88	1.42	1.58	1.19
Portfolio Turnover Rate	59.25[c]	115.23	108.10	103.12	97.03	105.82
Net Assets, end of period ($ x 1,000)	1,008,558	896,291	881,741	648,545	728,146	856,213

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

14

Six Months Ended
February 28, 2023		Year Ended August 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	35.34	43.80	30.58	31.84	39.20	37.52
Investment Operations:
Net investment income[a]	.04	.01	.04	.20	.27	.17
Net realized and unrealized gain (loss) on investments	2.36	.79	13.96	(.53)	(2.48)	5.48
Total from Investment Operations	2.40	.80	14.00	(.33)	(2.21)	5.65
Distributions:
Dividends from net investment income	(.16)	(.13)	-	(.26)	(.31)	(.07)
Dividends from net realized gain on investments	(3.26)	(9.13)	(.78)	(.67)	(4.84)	(3.90)
Total Distributions	(3.42)	(9.26)	(.78)	(.93)	(5.15)	(3.97)
Net asset value, end of period	34.32	35.34	43.80	30.58	31.84	39.20
Total Return (%)[b]	6.83[c]	1.59	46.48	(1.29)	(5.12)	15.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73[d]	1.72	1.73	1.73	1.71	1.71
Ratio of net expenses to average net assets	1.68[d]	1.68	1.68	1.68	1.68	1.68
Ratio of net investment income to average net assets	.22[d]	.02	.11	.66	.83	.45
Portfolio Turnover Rate	59.25[c]	115.23	108.10	103.12	97.03	105.82
Net Assets, end of period ($ x 1,000)	27,801	11,719	7,011	9,372	16,615	29,482

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2023		Year Ended August 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	39.72	48.13	33.47	34.80	42.33	40.25
Investment Operations:
Net investment income[a]	.24	.43	.47	.56	.66	.59
Net realized and unrealized gain (loss) on investments	2.67	.86	15.28	(.56)	(2.68)	5.88
Total from Investment Operations	2.91	1.29	15.75	(.00)[b]	(2.02)	6.47
Distributions:
Dividends from net investment income	(.38)	(.57)	(.31)	(.66)	(.67)	(.49)
Dividends from net realized gain on investments	(3.26)	(9.13)	(.78)	(.67)	(4.84)	(3.90)
Total Distributions	(3.64)	(9.70)	(1.09)	(1.33)	(5.51)	(4.39)
Net asset value, end of period	38.99	39.72	48.13	33.47	34.80	42.33
Total Return (%)	7.39[c]	2.60	47.97	(.30)	(4.16)	16.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73[d]	.69	.70	.71	.71	.72
Ratio of net expenses to average net assets	.68[d]	.68	.68	.68	.68	.68
Ratio of net investment income to average net assets	1.21[d]	1.02	1.13	1.67	1.83	1.44
Portfolio Turnover Rate	59.25[c]	115.23	108.10	103.12	97.03	105.82
Net Assets, end of period ($ x 1,000)	1,383,096	757,567	476,540	342,508	452,432	510,020

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
February 28, 2022		Year Ended August 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	39.63	48.05	33.41	34.74	42.35	40.25
Investment Operations:
Net investment income[a]	.24	.45	.49	.57	.67	.62
Net realized and unrealized gain (loss) on investments	2.67	.85	15.25	(.56)	(2.68)	5.87
Total from Investment Operations	2.91	1.30	15.74	.01	(2.01)	6.49
Distributions:
Dividends from net investment income	(.39)	(.59)	(.32)	(.67)	(.76)	(.49)
Dividends from net realized gain on investments	(3.26)	(9.13)	(.78)	(.67)	(4.84)	(3.90)
Total Distributions	(3.65)	(9.72)	(1.10)	(1.34)	(5.60)	(4.39)
Net asset value, end of period	38.89	39.63	48.05	33.41	34.74	42.35
Total Return (%)	7.42[b]	2.64	48.06	(.27)	(4.13)	17.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.64[c]	.63	.64	.65	.65	.64
Ratio of net expenses to average net assets	.64[c]	.63	.64	.65	.65	.64
Ratio of net investment income to average net assets	1.24[c]	1.04	1.18	1.70	1.84	1.50
Portfolio Turnover Rate	59.25[b]	115.23	108.10	103.12	97.03	105.82
Net Assets, end of period ($ x 1,000)	251,088	240,726	338,408	204,901	240,163	529,206

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Value Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), is an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized), and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

18

on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its

20

net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of February 28, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,658,835,242	-	-	2,658,835,242
Investment Companies	85,902,849	-	-	85,902,849

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 28, 2023, BNY Mellon earned $1,337 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming

22

increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2023, the fund did not incur any interest or penalties.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended August 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2022 was as follows: ordinary income $102,630,678 and long-term capital gains $235,005,727. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2023 was approximately $261,878 with a related weighted average annualized interest rate of 5.56%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 1, 2022 through December 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution plan fees, Shareholder Services plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .68% of the value of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses,

24

pursuant to the undertaking amounted to $310,024 during the period ended February 28, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .288% of the value of the fund’s average daily net assets.

During the period ended February 28, 2023, the Distributor retained $41,423 from commissions earned on sales of the fund’s Class A shares and $561 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended February 28, 2023, Class C shares were charged $73,179 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2023, Class A and Class C shares were charged $1,187,125 and $24,393, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2023, the fund was charged $85,467 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $51,274.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2023, the fund was charged $20,316 pursuant to the custody agreement.

During the period ended February 28, 2023, the fund was charged $7,875 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $1,248,662, Distribution Plan fees of $15,951, Shareholder Services plan fees of $202,955, Custodian fees of $25,600, Chief Compliance Officer fees of $2,573 and Transfer Agent fees of $38,285, which are offset against an expense reimbursement currently in effect in the amount of $161,666.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2023, amounted to $2,006,001,506 and $1,367,946,607, respectively.

At February 28, 2023, accumulated net unrealized appreciation on investments was $244,050,061, consisting of $275,816,509 gross unrealized appreciation and $31,766,448 gross unrealized depreciation.

At February 28, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

NOTE 5—Subsequent Event:

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of December 31, 2022, had approximately $48 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon.

27

This page intentionally left blank.

28

This page intentionally left blank.

29

For More Information

BNY Mellon Dynamic Value Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A:DAGVX Class C:DCGVX Class I:DRGVX Class Y:DRGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0257SA0223

BNY Mellon Opportunistic Midcap Value Fund

SEMI-ANNUAL REPORT February 28, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2022, through February 28, 2023, as provided by R. Patrick Kent and Andrew Leger, portfolio managers of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Opportunistic Midcap Value Fund’s (the “fund”) A shares produced a total return of 1.53%, Class C shares returned 1.07%, Class I shares returned 1.60% and Class Y shares returned 1.68%.1 In comparison, the fund’s benchmark, the Russell Midcap® Value Index (the “Index”), produced a 4.34% total return for the same period.2

Mid-cap stocks posted gains over the reporting period as investors began to anticipate the end of the Federal Reserve’s (the “Fed”) monetary tightening policy. The fund shares lagged the Index due to unfavorable asset allocation and security selection.

The Fund’s Investment Approach

In constructing the fund’s portfolio, the fund seeks to surpass the performance of the Index. The fund currently considers mid-cap companies to be those companies with market capitalizations, at the time of purchase, within the market capitalization range of companies comprising the Index.

In constructing the fund’s portfolio, the fund’s portfolio managers identify potential investments through extensive fundamental and quantitative research. The fund focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors: relative value, business health and business momentum.

The fund’s portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated, fundamental prospects present in the marketplace. The portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation catalyst and competitive advantages as some of the factors in the valuation assessment.

Anticipating the End of Monetary Tightening, Markets Post Gains

The reporting period was defined by a shift in investor sentiment. Much of 2022 was marked by concerns about high inflation and a tightening in global monetary policy by the Fed and other major central banks. Geopolitical events, including the Russia-Ukraine War, also weighed on the market.

As 2022 progressed, inflation data and central bank monetary tightening policies dominated the market narrative. Slower growth prospects, supply-chain concerns and expectations that interest rates would be higher for a longer period negatively impacted stock valuations. Across Europe, a broad monetary tightening effort by the Bank of England and the European Central Bank was implemented. In the EU, high inflation readings dampened the growth outlook, while soaring energy prices became a focus for European policymakers.

The Fed raised rates in September, November and December 2022, and as inflation eased somewhat, investors began to anticipate an end to the Fed’s tightening program. The market

2

appeared to reach a bottom early in the reporting period and rebounded into 2023. In February 2023, the Fed raised the federal funds rate again as inflation appeared to be more stubborn than expected. This resulted in the return of market volatility.

Industrials, Health Care and Consumer Discretionary Detracted

The fund lagged the Index over the reporting period due to both unfavorable asset allocation and stock selection decisions. In the industrials sector, an underweight, which was undertaken in anticipation of a possible economic slowdown, hindered performance. Unfavorable stock selection also detracted. A position in Clarivate Analytics, a data analytics company, hurt performance, as did shares of Ritchie Bros. Auctioneers, Inc., which were hindered by an acquisition that has not worked out well. Shares of Lyft, Inc., the ridesharing company, also detracted. The company has failed to recover as much as expected from the pandemic. In the health care sector, the fund was hampered primarily by stock selections. A position in Centene Corp, a Medicaid-focused health maintenance organization, was hurt by a risk-on rotation out of defensive sectors. The company also lost contracts in certain regions. Shares of Syneos Health also hurt returns. This contract researcher was hurt by a slowdown in research by biotechnology companies. In the consumer discretionary sector, shares of toymaker Hasbro, Inc. hampered returns. The company’s sales have struggled since the end of the pandemic. The fund continues to own these shares given the valuable intellectual property, which will likely produce new revenue streams in the future.

On a more positive note, certain stock selections contributed positively to relative performance. Shares of Arch Capital Group Ltd., an insurance, reinsurance and mortgage insurance company, added to returns in the financials sector. CNH Industrial, a manufacturer of agricultural equipment, boosted performance in the industrial sector, while copper mining company Freeport-McMoRan, Inc. contributed positively in the materials sector. Positive selections also added to performance in the real estate and consumer staples sectors.

Midcaps Attractively Valued

Economic uncertainty has weighed on the market, and this is likely to continue in the near term. In addition, we believe corporate earnings are likely to decline as the economy slows in the coming months. Nevertheless, we believe midcap stocks are attractively valued, and are offering compelling opportunities.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

March 15, 2023

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market, as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

Equities are subject to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees. Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Opportunistic Midcap Value Fund from September 1, 2022 to February 28, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.60	$9.62	$4.60	$4.05
Ending value (after expenses)	$1,015.30	$1,010.70	$1,016.00	$1,016.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.61	$9.64	$4.61	$4.06
Ending value (after expenses)	$1,019.24	$1,015.22	$1,020.23	$1,020.78
†

Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.93% for Class C, .92% for Class I and .81% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
February 28, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.2%
Automobiles & Components - .1%
Mobileye Global, Inc., Cl. A	6,521	[a,b]	257,645
Banks - 3.1%
Huntington Bancshares, Inc.	416,195		6,376,107
Popular, Inc.	88,904		6,347,746
			12,723,853
Capital Goods - 5.9%
CNH Industrial NV	568,217		9,358,534
Huntington Ingalls Industries, Inc.	19,551		4,207,375
Quanta Services, Inc.	64,373		10,389,802
			23,955,711
Commercial & Professional Services - 7.7%
CACI International, Inc., Cl. A	14,664	[b]	4,296,552
Clarivate PLC	587,129	[b]	5,947,617
Equifax, Inc.	39,074		7,913,657
Rentokil Initial PLC, ADR	247,572	[b]	7,585,606
Ritchie Bros Auctioneers, Inc.	89,433		5,470,617
			31,214,049
Consumer Durables & Apparel - 3.5%
Hasbro, Inc.	106,285		5,846,738
Newell Brands, Inc.	245,380	[a]	3,604,632
Skechers USA, Inc., Cl. A	108,161	[b]	4,814,246
			14,265,616
Consumer Services - 5.7%
ADT, Inc.	525,789	[a]	3,964,449
Aramark	315,673		11,616,766
Expedia Group, Inc.	67,195	[b]	7,322,239
			22,903,454
Diversified Financials - 8.0%
Ares Management Corp., Cl. A	94,584		7,626,308
Capital One Financial Corp.	41,521		4,529,111
LPL Financial Holdings, Inc.	44,232		11,038,538
Voya Financial, Inc.	123,267	[a]	9,182,159
			32,376,116
Energy - 5.4%
EQT Corp.	192,913		6,400,853
Pioneer Natural Resources Co.	32,131		6,439,374
Valero Energy Corp.	69,270		9,124,937
			21,965,164
Food, Beverage & Tobacco - 3.4%
Conagra Brands, Inc.	200,895		7,314,587

6

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Food, Beverage & Tobacco - 3.4% (continued)
Molson Coors Beverage Co., Cl. B	123,933		6,591,996
			13,906,583
Health Care Equipment & Services - 8.0%
Alcon, Inc.	55,862	[a,b]	3,812,023
Centene Corp.	116,267	[b]	7,952,663
Encompass Health Corp.	150,468		8,504,451
Laboratory Corp. of America Holdings	19,931		4,770,684
Zimmer Biomet Holdings, Inc.	58,507		7,247,262
			32,287,083
Insurance - 5.2%
Arch Capital Group Ltd.	129,457	[b]	9,061,990
Assurant, Inc.	41,668		5,308,087
Reinsurance Group of America, Inc.	45,752		6,609,791
			20,979,868
Materials - 3.3%
Freeport-McMoRan, Inc.	136,673		5,599,493
Newmont Corp.	177,924		7,759,266
			13,358,759
Media & Entertainment - 3.1%
Activision Blizzard, Inc.	83,900		6,397,375
Warner Music Group Corp., Cl. A	198,942		6,278,610
			12,675,985
Pharmaceuticals Biotechnology & Life Sciences - 5.2%
Neurocrine Biosciences, Inc.	45,907	[b]	4,733,012
Sarepta Therapeutics, Inc.	74,621	[b]	9,113,463
United Therapeutics Corp.	28,651	[b]	7,049,292
			20,895,767
Real Estate - 6.9%
Alexandria Real Estate Equities, Inc.	34,607	[c]	5,183,436
CBRE Group, Inc., Cl. A	81,238	[b]	6,916,603
Digital Realty Trust, Inc.	53,636	[c]	5,590,480
Equity Residential	104,245	[c]	6,517,397
Zillow Group, Inc., Cl. C	89,353	[a,b]	3,752,826
			27,960,742
Retailing - 4.1%
Dollar Tree, Inc.	61,298	[b]	8,905,373
Ross Stores, Inc.	69,470		7,679,214
			16,584,587
Software & Services - 7.4%
Dolby Laboratories, Inc., Cl. A	58,986		4,853,368
Euronet Worldwide, Inc.	67,501	[b]	7,347,484
Fidelity National Information Services, Inc.	41,764		2,646,585

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.2% (continued)
Software & Services - 7.4% (continued)
Global Payments, Inc.		75,812		8,506,106
Splunk, Inc.		66,066	[b]	6,771,765
				30,125,308
Technology Hardware & Equipment - 2.8%
Nokia OYJ, ADR		1,404,304		6,459,798
Western Digital Corp.		127,910	[b]	4,921,977
				11,381,775
Transportation - 1.0%
Lyft, Inc., Cl. A		417,124	[b]	4,171,240
Utilities - 7.4%
Constellation Energy Corp.		156,299		11,705,232
Exelon Corp.		153,498		6,199,784
PPL Corp.		226,796		6,139,368
Vistra Corp.		267,801		5,888,944
				29,933,328
Total Common Stocks (cost $332,556,220)				393,922,633

Exchange-Traded Funds - 1.0%
Registered Investment Companies - 1.0%
SPDR S&P MidCap 400 ETF Trust (cost $4,122,550)		8,629	[a]	4,096,618

Private Equity - .3%
Software & Services - .3%
Databricks, Inc. (cost $2,398,743)		32,643	[b,d]	1,034,457
	1-Day Yield (%)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,041,083)	4.65	6,041,083	[e]	6,041,083

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 3.3%
Registered Investment Companies - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $13,325,864)	4.65	13,325,864	[e]	13,325,864
Total Investments (cost $358,444,460)		103.3%		418,420,655
Liabilities, Less Cash and Receivables		(3.3%)		(13,203,210)
Net Assets		100.0%		405,217,445

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

a Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $18,633,107 and the value of the collateral was $19,112,435, consisting of cash collateral of $13,325,864 and U.S. Government & Agency securities valued at $5,786,571. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at February 28, 2023. These securities were valued at $1,034,457 or ..3% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	16.3
Industrials	14.7
Consumer Discretionary	13.3
Health Care	13.1
Information Technology	10.3
Utilities	7.4
Real Estate	6.9
Investment Companies	5.8
Energy	5.4
Consumer Staples	3.4
Materials	3.3
Communication Services	3.1
Technology	.3
103.3

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.5%	13,031,737	44,968,783	(51,959,437)	6,041,083	185,039
Investment of Cash Collateral for Securities Loaned - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 3.3%	5,590,302	106,493,218	(98,757,656)	13,325,864	21,041	††
Total - 4.8%	18,622,039	151,462,001	(150,717,093)	19,366,947	206,080

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $18,633,107)—Note 1(c):
Unaffiliated issuers	339,077,513	399,053,708
Affiliated issuers	19,366,947	19,366,947
Dividends and securities lending income receivable		548,520
Receivable for shares of Common Stock subscribed		134,342
Tax reclaim receivable—Note 1(b)		35,136
Prepaid expenses		38,892
		419,177,545
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		324,040
Cash overdraft due to Custodian		2
Liability for securities on loan—Note 1(c)		13,325,864
Payable for shares of Common Stock redeemed		187,216
Directors’ fees and expenses payable		8,147
Other accrued expenses		114,831
		13,960,100
Net Assets ($)		405,217,445
Composition of Net Assets ($):
Paid-in capital		349,377,319
Total distributable earnings (loss)		55,840,126
Net Assets ($)		405,217,445

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	285,033,123	6,169,766	111,767,306	2,247,250
Shares Outstanding	10,083,284	283,489	3,978,602	79,944
Net Asset Value Per Share ($)	28.27	21.76	28.09	28.11

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $24,154 foreign taxes withheld at source):
Unaffiliated issuers	3,412,539
Affiliated issuers	185,039
Income from securities lending—Note 1(c)	21,041
Total Income	3,618,619
Expenses:
Management fee—Note 3(a)	1,529,709
Shareholder servicing costs—Note 3(c)	577,939
Professional fees	37,649
Registration fees	35,291
Distribution fees—Note 3(b)	26,361
Prospectus and shareholders’ reports	21,641
Directors’ fees and expenses—Note 3(d)	15,495
Chief Compliance Officer fees—Note 3(c)	7,875
Loan commitment fees—Note 2	5,381
Custodian fees—Note 3(c)	3,966
Miscellaneous	15,339
Total Expenses	2,276,646
Less—reduction in expenses due to undertaking—Note 3(a)	(68,081)
Less—reduction in fees due to earnings credits—Note 3(c)	(18,593)
Net Expenses	2,189,972
Net Investment Income	1,428,647
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,972,880)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	7,598,309
Net Realized and Unrealized Gain (Loss) on Investments	4,625,429
Net Increase in Net Assets Resulting from Operations	6,054,076

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment income	1,428,647	1,368,539
Net realized gain (loss) on investments	(2,972,880)	28,607,669
Net change in unrealized appreciation (depreciation) on investments	7,598,309	(57,226,212)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,054,076	(27,250,004)
Distributions ($):
Distributions to shareholders:
Class A	(18,374,302)	(39,143,599)
Class C	(544,018)	(1,884,850)
Class I	(7,575,781)	(16,364,696)
Class Y	(125,326)	(673,118)
Total Distributions	(26,619,427)	(58,066,263)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,355,368	15,364,820
Class C	229,599	503,328
Class I	8,895,051	22,809,995
Class Y	546,913	646,566
Distributions reinvested:
Class A	17,446,253	36,818,716
Class C	533,413	1,859,138
Class I	7,210,248	15,754,358
Class Y	67,690	554,777
Cost of shares redeemed:
Class A	(18,151,181)	(47,904,282)
Class C	(2,227,733)	(6,773,252)
Class I	(17,657,197)	(42,404,164)
Class Y	(54,838)	(4,274,866)
Increase (Decrease) in Net Assets from Capital Stock Transactions	3,193,586	(7,044,866)
Total Increase (Decrease) in Net Assets	(17,371,765)	(92,361,133)
Net Assets ($):
Beginning of Period	422,589,210	514,950,343
End of Period	405,217,445	422,589,210

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	220,188	477,218
Shares issued for distributions reinvested	621,084	1,166,626
Shares redeemed	(628,726)	(1,486,957)
Net Increase (Decrease) in Shares Outstanding	212,546	156,887
Class C
Shares sold	10,486	19,674
Shares issued for distributions reinvested	24,615	74,604
Shares redeemed	(98,471)	(262,548)
Net Increase (Decrease) in Shares Outstanding	(63,370)	(168,270)
Class Ia
Shares sold	310,228	722,440
Shares issued for distributions reinvested	258,339	502,211
Shares redeemed	(618,770)	(1,307,473)
Net Increase (Decrease) in Shares Outstanding	(50,203)	(82,822)
Class Y
Shares sold	19,328	20,390
Shares issued for distributions reinvested	2,424	17,674
Shares redeemed	(1,907)	(135,789)
Net Increase (Decrease) in Shares Outstanding	19,845	(97,725)

[a]

During the period ended February 28, 2023, 198 Class I shares representing $5,577 were exchanged for 197 Class A shares and during the period ended August 31, 2022, 1,805 Class A shares representing $56,801 were exchanged for 1,814 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2023		Year Ended August 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	29.73	35.79	26.76	24.10	35.32	34.37
Investment Operations:
Net investment income (loss)[a]	.09	.08	.01	.03	.03	(.03)
Net realized and unrealized gain (loss) on investments	.35	(2.00)	9.05	2.70	(4.32)	5.35
Total from Investment Operations	.44	(1.92)	9.06	2.73	(4.29)	5.32
Distributions:
Dividends from net investment income	(.08)	(.01)	(.03)	(.07)	-	-
Dividends from net realized gain on investments	(1.82)	(4.13)	-	-	(6.93)	(4.37)
Total Distributions	(1.90)	(4.14)	(.03)	(.07)	(6.93)	(4.37)
Net asset value, end of period	28.27	29.73	35.79	26.76	24.10	35.32
Total Return (%)[b]	1.53[c]	(6.05)	33.88	11.34	(10.64)	16.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16[d]	1.14	1.14	1.18	1.15	1.16
Ratio of net expenses to average net assets	1.12[d]	1.12	1.14	1.18	1.15	1.16
Ratio of net investment income (loss) to average net assets	.65[d]	.25	.04	.13	.12	(.08)
Portfolio Turnover Rate	13.66[c]	28.31	63.23	91.55	98.59	100.55
Net Assets, end of period ($ x 1,000)	285,033	293,476	347,690	288,719	343,673	484,169

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not Annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2023		Year Ended August 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	23.34	29.19	21.97	19.89	30.80	30.70
Investment Operations:
Net investment (loss)[a]	(.02)	(.14)	(.20)	(.13)	(.14)	(.25)
Net realized and unrealized gain (loss) on investments	.26	(1.58)	7.42	2.21	(3.84)	4.72
Total from Investment Operations	.24	(1.72)	7.22	2.08	(3.98)	4.47
Distributions:
Dividends from net investment income	-	-	-	(.00)[b]	-	-
Dividends from net realized gain on investments	(1.82)	(4.13)	-	-	(6.93)	(4.37)
Total Distributions	(1.82)	(4.13)	-	(.00)[b]	(6.93)	(4.37)
Net asset value, end of period	21.76	23.34	29.19	21.97	19.89	30.80
Total Return (%)[c]	1.07[d]	(6.79)	32.86	10.46	(11.34)	15.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97[e]	1.94	1.94	1.97	1.91	1.91
Ratio of net expenses to average net assets	1.93[e]	1.92	1.94	1.97	1.91	1.91
Ratio of net investment (loss) to average net assets	(.13)[e]	(.54)	(.75)	(.64)	(.65)	(.84)
Portfolio Turnover Rate	13.66[d]	28.31	63.23	91.55	98.59	100.55
Net Assets, end of period ($ x 1,000)	6,170	8,094	15,035	18,431	29,892	50,210

a Based on average shares outstanding.

b Amount is less than $.00 per share.

c Exclusive of sales charge.

d Not Annualized.

e Annualized.

See notes to financial statements.

16

Six Months Ended
February 28, 2023		Year Ended August 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	29.60	35.65	26.65	24.00	35.14	34.27
Investment Operations:
Net investment income[a]	.12	.15	.08	.09	.11	.07
Net realized and unrealized gain (loss) on investments	.34	(1.99)	9.01	2.68	(4.32)	5.32
Total from Investment Operations	.46	(1.84)	9.09	2.77	(4.21)	5.39
Distributions:
Dividends from net investment income	(.15)	(.08)	(.09)	(.12)	(.00)[b]	(.15)
Dividends from net realized gain on investments	(1.82)	(4.13)	-	-	(6.93)	(4.37)
Total Distributions	(1.97)	(4.21)	(.09)	(.12)	(6.93)	(4.52)
Net asset value, end of period	28.09	29.60	35.65	26.65	24.00	35.14
Total Return (%)	1.60[c]	(5.84)	34.17	11.55	(10.42)	16.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[d]	.94	.94	.96	.90	.89
Ratio of net expenses to average net assets	.92[d]	.92	.94	.96	.90	.89
Ratio of net investment income to average net assets	.86[d]	.45	.24	.35	.40	.19
Portfolio Turnover Rate	13.66[c]	28.31	63.23	91.55	98.59	100.55
Net Assets, end of period ($ x 1,000)	111,767	119,238	146,592	121,710	197,290	507,298

a Based on average shares outstanding.

b Amount is less than $.00 per share.

c Not Annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2023		Year Ended August 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	29.63	35.70	26.69	24.05	35.22	34.34
Investment Operations:
Net investment income[a]	.13	.21	.12	.12	.12	.10
Net realized and unrealized gain (loss) on investments	.35	(2.03)	9.02	2.69	(4.31)	5.33
Total from Investment Operations	.48	(1.82)	9.14	2.81	(4.19)	5.43
Distributions:
Dividends from net investment income	(.18)	(.12)	(.13)	(.17)	(.05)	(.18)
Dividends from net realized gain on investments	(1.82)	(4.13)	-	-	(6.93)	(4.37)
Total Distributions	(2.00)	(4.25)	(.13)	(.17)	(6.98)	(4.55)
Net asset value, end of period	28.11	29.63	35.70	26.69	24.05	35.22
Total Return (%)	1.68[b]	(5.78)	34.33	11.71	(10.34)	16.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[c]	.83	.83	.84	.81	.79
Ratio of net expenses to average net assets	.81[c]	.81	.83	.84	.81	.79
Ratio of net investment income to average net assets	.94[c]	.65	.36	.47	.45	.30
Portfolio Turnover Rate	13.66[d]	28.31	63.23	91.55	98.59	100.55
Net Assets, end of period ($ x 1,000)	2,247	1,781	5,634	5,215	9,176	15,538

a Based on average shares outstanding.

b Not Annualized.

c Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Opportunistic Midcap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek to surpass the performance of the Russell Midcap® Value Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), is an indirect wholly-owned subsidiary of BNY Mellon and an affilate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (350 million shares authorized), Class C (125 million shares authorized), Class I (175 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

20

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of February 28, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	393,922,633	-	-	393,922,633
Equity Securities - Private Equity	-	-	1,034,457	1,034,457
Exchange-Traded Funds	4,096,618	-	-	4,096,618

22

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments in Securities:†(continued)
Investment Companies	19,366,947	-	-	19,366,947

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Common Stocks ($)
Balance as of 8/31/2022†	1,474,158
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(439,701)
Transfers into Level 3	-
Transfer out of Level 3	-
Balances as of 2/28/2023†	1,034,457
The amount of total net realized gains (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 2/28/2023	(439,701)

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of February 28, 2023. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Asset Category- Issuer Name	Value ($)	Valuation Technologies/ Methodologies	Unobservable Inputs	Range	Weighted Average
Private Equity:
Databricks	1,034,457	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	5.7x-14.7x	9.8x

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of February 28, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value

24

of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 28, 2023, BNY Mellon earned $2,868 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2022 was as follows: ordinary income $365,007 and long-term capital gains $57,701,256. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the

26

fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly. The Adviser had contractually agreed from September 1, 2022 through December 31, 2022, to waive receipt of a portion of its management fee in the amount of .05% of the value of the fund’s average daily net assets. On December 31, 2022, the Adviser has terminated this waiver agreement. The reduction in expenses, pursuant to the undertaking, amounted to $68,081 during the period ended February 28, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended February 28, 2023, the Distributor retained $1,320 from commissions earned on sales of the fund’s Class A shares and $5 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended February 28, 2023, Class C shares were charged $26,361 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2023, Class A and Class C shares were charged $357,384 and $8,787, respectively, pursuant to the Shareholder Services Plan.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2023, the fund was charged $32,630 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $18,593.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2023, the fund was charged $3,966 pursuant to the custody agreement.

During the period ended February 28, 2023, the fund was charged $7,875 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $241,271, Distribution Plan fees of $3,748, Shareholder Services Plan fees of $57,847, Custodian fees of $6,400, Chief Compliance Officer fees of $2,573 and Transfer Agent fees of $12,201.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2023, amounted to $54,711,447 and $68,690,031, respectively.

At February 28, 2023, accumulated net unrealized appreciation on investments was $59,976,195, consisting of $87,725,332 gross unrealized appreciation and $27,749,137 gross unrealized depreciation.

At February 28, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of December 31, 2022, had approximately $48 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon.

29

For More Information

BNY Mellon Opportunistic Midcap Value Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DMCVX Class C: DVLCX Class I: DVLIX Class Y: DMCYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0258SA0223

BNY Mellon Opportunistic Small Cap Fund

SEMI-ANNUAL REPORT February 28, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2022, through February 28, 2023, as provided by R. Patrick Kent, lead portfolio manager, and Andrew Leger, portfolio manager of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Opportunistic Small Cap Fund’s (the “fund”) Investor shares achieved a total return of 5.21%, Class I shares returned 5.29% and Class Y shares returned 5.38%.1 In comparison, the fund’s benchmark, the Russell 2000® Index (the “Index”), produced a total return of 3.63% for the same period.2

Small-cap stocks gained ground over the reporting period as investors began to anticipate the end of the Federal Reserve’s (the “Fed”) monetary tightening program. The fund outperformed the Index, mainly due to favorable stock selection in the industrial, communication services and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up, fundamental analysis. The fund’s portfolio managers uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. The fund’s portfolio managers invest in securities and sectors that they perceive to be attractive from a valuation and fundamental standpoint.

Anticipating the End of Monetary Tightening, Markets Post Gains

The reporting period was defined by a shift in investor sentiment. Much of 2022 was marked by concerns about high inflation and a tightening in global monetary policy by the Fed and other major central banks. Geopolitical events, including the Russia-Ukraine War, also weighed on the market.

As 2022 progressed, inflation data and central bank monetary tightening policies dominated the market narrative. Slower growth prospects, supply-chain concerns and expectations that interest rates would be higher for a longer period negatively impacted stock valuations. Across Europe, a broad monetary tightening effort by the Bank of England and the European Central Bank was implemented. In the EU, high inflation readings dampened the growth outlook, while soaring energy prices became a focus for European policymakers.

The Fed raised rates in September, November and December 2022, and as inflation eased somewhat, investors began to anticipate an end to the Fed’s tightening program. The market appeared to reach a bottom early in the reporting period and rebounded into 2023. In February 2023, the Fed raised the federal funds rate again as inflation appeared to be more stubborn than expected. This resulted in the return of market volatility.

2

Performance Aided by Stock Selection

The fund’s performance versus the Index stemmed from strong stock selection, primarily in the industrial, communication services and energy sectors. In the industrial sector, a position in Maxar Technologies, Inc. performed well as the space technology company was acquired at a premium. Shares of Fluor Corp., an engineering and construction firm, also made a positive contribution to returns. In the communication services sector, advertising technology companies such as Magnite, Inc. also contributed positively. The fund held a neutral allocation to the energy sector, but selections were beneficial. Shares of PBF Energy, Inc., a refiner, were advantageous as oil prices and demand remained strong.

On a less positive note, selections in the consumer discretionary sector were detrimental. Shares of Designer Brands, Inc. were a drag on performance, as was a position in Petco Health & Wellness Co., a pet supply company. Specialty retailers generally were hindered by rising inventories, which forced price discounting. In the utilities sector, an overweight, especially in independent power producers, was detrimental. Utilities were broadly hampered by rising interest rates and by a “risk-on” environment that took hold midway through the reporting period. In the information technology sector, the fund was underweight in the semiconductor industry, which rallied strongly from the market bottom that occurred early in the period.

Small Caps Attractively Valued

Economic uncertainty has weighed on the market, and this is likely to continue in the near term. In addition, we believe corporate earnings are likely to decline as the economy slows in the coming months. Nevertheless, we believe small-cap stocks are attractively valued, and are offering compelling opportunities.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased, small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

3

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Opportunistic Small Cap Fund from September 1, 2022 to February 28, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2023

	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$5.70	$4.78	$4.18
Ending value (after expenses)	$1,052.10	$1,052.90	$1,053.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2023

	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$5.61	$4.71	$4.11
Ending value (after expenses)	$1,019.24	$1,020.13	$1,020.73
†

Expenses are equal to the fund’s annualized expense ratio of 1.12% for Investor Shares, .94% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4

STATEMENT OF INVESTMENTS
February 28, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.9%
Automobiles & Components - 1.1%
Stoneridge, Inc.	167,579	[a]	3,990,056
Banks - 10.3%
BankUnited, Inc.	171,268		6,066,313
Essent Group Ltd.	142,916		6,138,242
First Bancorp/Puerto Rico	575,257		8,346,979
First Interstate BancSystem, Inc., Cl. A	115,925		4,119,974
First Merchants Corp.	100,767		4,123,386
Synovus Financial Corp.	138,569		5,793,570
Texas Capital Bancshares, Inc.	60,626	[a]	4,015,260
			38,603,724
Capital Goods - 10.7%
EnerSys	54,711		4,961,741
Flowserve Corp.	111,157		3,856,036
Fluor Corp.	336,814	[a]	12,350,969
Matrix Service Co.	391,176	[a]	2,476,144
Maxar Technologies, Inc.	18,889		972,783
SiteOne Landscape Supply, Inc.	14,290	[a]	2,119,779
Spirit AeroSystems Holdings, Inc., Cl. A	132,558		4,530,832
Terex Corp.	70,358		4,165,897
Titan Machinery, Inc.	102,968	[a]	4,714,905
			40,149,086
Commercial & Professional Services - 1.3%
The Brink's Company	72,417		4,725,209
Consumer Durables & Apparel - 3.2%
Allbirds, Inc., Cl. A	744,429	[a]	2,129,067
GoPro, Inc., Cl. A	682,378	[a]	3,541,542
Topgolf Callaway Brands Corp.	270,755	[a]	6,276,101
			11,946,710
Consumer Services - 5.5%
Bloomin' Brands, Inc.	250,570		6,539,877
Bright Horizons Family Solutions, Inc.	29,292	[a]	2,309,381
Genius Sports Ltd.	983,387	[a]	4,759,593
Papa John's International, Inc.	40,380	[b]	3,389,901
Six Flags Entertainment Corp.	143,020	[a,b]	3,775,728
			20,774,480
Diversified Financials - 1.5%
PJT Partners, Inc., Cl. A	72,384		5,709,650
Energy - 7.2%
CNX Resources Corp.	364,416	[a,b]	5,593,786
Dril-Quip, Inc.	163,360	[a,b]	5,595,080
Frontline PLC	159,197		3,005,639

5

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Energy - 7.2% (continued)
PBF Energy, Inc., Cl. A	144,628		6,321,690
Viper Energy Partners LP	223,294		6,392,907
			26,909,102
Food & Staples Retailing - 1.6%
The Chefs' Warehouse, Inc.	186,951	[a]	6,085,255
Health Care Equipment & Services - 12.1%
Acadia Healthcare Co., Inc.	76,872	[a]	5,573,989
Amedisys, Inc.	32,619	[a]	2,999,317
Merit Medical Systems, Inc.	33,578	[a]	2,369,935
ModivCare, Inc.	44,301	[a]	4,349,915
NuVasive, Inc.	73,172	[a]	3,163,226
Privia Health Group, Inc.	292,478	[a]	8,168,911
R1 RCM, Inc.	425,067	[a,b]	6,035,951
Select Medical Holdings Corp.	211,673		5,755,389
TransMedics Group, Inc.	86,186	[a]	6,900,913
			45,317,546
Household & Personal Products - 1.7%
Spectrum Brands Holdings, Inc.	102,241		6,545,469
Insurance - 2.6%
BRP Group, Inc., Cl. A	169,917	[a,b]	4,883,415
The Hanover Insurance Group, Inc.	35,428		4,941,497
			9,824,912
Materials - 4.3%
Alamos Gold, Inc., Cl. A	1,013,692		10,319,385
Largo, Inc.	353,306	[a]	2,261,158
Tronox Holdings PLC	232,547		3,627,733
			16,208,276
Media & Entertainment - 3.4%
Eventbrite, Inc., Cl. A	511,617	[a]	4,481,765
Magnite, Inc.	592,314	[a]	6,592,455
World Wrestling Entertainment, Inc., Cl. A	21,026		1,766,184
			12,840,404
Pharmaceuticals Biotechnology & Life Sciences - 5.4%
Alkermes PLC	334,615	[a]	8,947,605
Denali Therapeutics, Inc.	177,273	[a]	4,812,962
Insmed, Inc.	174,787	[a]	3,562,159
Xenon Pharmaceuticals, Inc.	73,118	[a]	2,885,236
			20,207,962
Real Estate - 3.4%
Colliers International Group, Inc.	43,882		5,082,413
EPR Properties	103,995	[c]	4,247,156

6

Description	Shares		Value ($)
Common Stocks - 96.9% (continued)
Real Estate - 3.4% (continued)
Pebblebrook Hotel Trust	226,191	[b,c]	3,227,746
			12,557,315
Retailing - 3.7%
Citi Trends, Inc.	61,770	[a]	1,732,031
Designer Brands, Inc., Cl. A	268,730		2,630,867
Ollie's Bargain Outlet Holdings, Inc.	118,868	[a]	6,839,665
Petco Health & Wellness Co., Inc.	255,246	[a]	2,629,034
			13,831,597
Semiconductors & Semiconductor Equipment - 1.1%
MaxLinear, Inc.	118,471	[a]	4,052,893
Software & Services - 5.1%
DigitalOcean Holdings, Inc.	63,675	[a]	2,036,326
DoubleVerify Holdings, Inc.	180,010	[a]	4,728,863
Edgio, Inc.	1,690,433	[a,b]	2,079,233
JFrog Ltd.	274,911	[a]	6,322,953
Zuora, Inc., Cl. A	472,396	[a]	4,001,194
			19,168,569
Technology Hardware & Equipment - 5.1%
ADTRAN Holdings, Inc.	347,507		6,063,997
Arlo Technologies, Inc.	419,171	[a]	1,592,850
Extreme Networks, Inc.	292,920	[a]	5,483,462
Itron, Inc.	102,551	[a,b]	5,719,269
Ondas Holdings, Inc.	117,048	[a,b]	220,050
			19,079,628
Transportation - 1.0%
SkyWest, Inc.	205,190	[a,b]	3,912,973
Utilities - 5.6%
Atlantica Sustainable Infrastructure PLC	77,096	[b]	2,127,850
Clearway Energy, Inc., Cl. C	273,189	[b]	8,580,866
NextEra Energy Partners LP	152,174	[b]	10,083,049
			20,791,765
Total Common Stocks (cost $339,802,819)			363,232,581

Private Equity - .4%
Real Estate - .2%
Roofstock	41,269	[a,d]	682,177
Software & Services - .2%
Locus Robotics	14,518	[a,d]	645,180
Total Private Equity (cost $1,841,069)			1,327,357

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 2.8%
Registered Investment Companies - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,674,906)	4.65	10,674,906	[e]	10,674,906

Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,447,624)	4.65	2,447,624	[e]	2,447,624
Total Investments (cost $354,766,418)		100.8%		377,682,468
Liabilities, Less Cash and Receivables		(.8%)		(3,011,593)
Net Assets		100.0%		374,670,875

a Non-income producing security.

b Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $29,938,780 and the value of the collateral was $31,189,562, consisting of cash collateral of $2,447,624 and U.S. Government & Agency securities valued at $28,741,938. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at February 28, 2023. These securities were valued at $1,327,357 or ..4% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	17.5
Financials	14.5
Consumer Discretionary	13.5
Industrials	13.0
Information Technology	11.5
Energy	7.2
Utilities	5.5
Materials	4.3
Real Estate	3.5
Investment Companies	3.5
Communication Services	3.4
Consumer Staples	3.4
100.8

† Based on net assets.

See notes to financial statements.

8

Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.8%	9,640,347	41,499,318	(40,464,759)	10,674,906	210,367
Investment of Cash Collateral for Securities Loaned - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .7%	6,992,538	63,533,369	(68,078,283)	2,447,624	31,087	††
Total - 3.5%	16,632,885	105,032,687	(108,543,042)	13,122,530	241,454

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $29,938,780)—Note 1(c):
Unaffiliated issuers	341,643,888	364,559,938
Affiliated issuers	13,122,530	13,122,530
Dividends and securities lending income receivable		396,718
Receivable for investment securities sold		192,939
Receivable for shares of Common Stock subscribed		138,730
Tax reclaim receivable—Note 1(b)		297
Prepaid expenses		35,415
		378,446,567
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		294,443
Liability for securities on loan—Note 1(c)		2,447,624
Payable for investment securities purchased		774,337
Payable for shares of Common Stock redeemed		151,621
Directors’ fees and expenses payable		10,313
Other accrued expenses		97,354
		3,775,692
Net Assets ($)		374,670,875
Composition of Net Assets ($):
Paid-in capital		347,474,901
Total distributable earnings (loss)		27,195,974
Net Assets ($)		374,670,875

Net Asset Value Per Share	Investor Shares	Class I	Class Y
Net Assets ($)	244,391,042	25,286,903	104,992,930
Shares Outstanding	8,099,792	828,442	3,427,029
Net Asset Value Per Share ($)	30.17	30.52	30.64

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $25,384 foreign taxes withheld at source):
Unaffiliated issuers	1,984,870
Affiliated issuers	210,367
Income from securities lending—Note 1(c)	31,087
Interest	510
Total Income	2,226,834
Expenses:
Management fee—Note 3(a)	1,356,055
Shareholder servicing costs—Note 3(b)	382,338
Professional fees	44,443
Registration fees	27,596
Directors’ fees and expenses—Note 3(c)	13,744
Prospectus and shareholders’ reports	11,101
Chief Compliance Officer fees—Note 3(b)	7,875
Custodian fees—Note 3(b)	6,304
Loan commitment fees—Note 2	3,795
Miscellaneous	15,387
Total Expenses	1,868,638
Less—reduction in fees due to earnings credits—Note 3(b)	(21,779)
Net Expenses	1,846,859
Net Investment Income	379,975
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,531,300
Net change in unrealized appreciation (depreciation) on investments	12,369,365
Net Realized and Unrealized Gain (Loss) on Investments	17,900,665
Net Increase in Net Assets Resulting from Operations	18,280,640

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment income (loss)	379,975	(145,489)
Net realized gain (loss) on investments	5,531,300	14,037,620
Net change in unrealized appreciation (depreciation) on investments	12,369,365	(78,907,153)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,280,640	(65,015,022)
Distributions ($):
Distributions to shareholders:
Investor Shares	(8,919,043)	(26,496,039)
Class I	(922,135)	(3,965,477)
Class Y	(3,895,688)	(14,710,233)
Total Distributions	(13,736,866)	(45,171,749)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	991,281	6,488,488
Class I	1,377,147	30,120,782
Class Y	6,761,511	15,231,210
Distributions reinvested:
Investor Shares	8,509,335	25,369,412
Class I	904,017	3,866,182
Class Y	1,971,901	7,111,581
Cost of shares redeemed:
Investor Shares	(9,216,757)	(45,188,016)
Class I	(3,533,791)	(21,679,898)
Class Y	(15,549,064)	(47,138,645)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(7,784,420)	(25,818,904)
Total Increase (Decrease) in Net Assets	(3,240,646)	(136,005,675)
Net Assets ($):
Beginning of Period	377,911,521	513,917,196
End of Period	374,670,875	377,911,521

12

	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Capital Share Transactions (Shares):
Investor Shares
Shares sold	33,682	180,736
Shares issued for distributions reinvested	305,432	740,713
Shares redeemed	(315,987)	(1,232,440)
Net Increase (Decrease) in Shares Outstanding	23,127	(310,991)
Class Ia
Shares sold	47,327	770,533
Shares issued for distributions reinvested	32,091	111,869
Shares redeemed	(119,979)	(668,126)
Net Increase (Decrease) in Shares Outstanding	(40,561)	214,276
Class Ya
Shares sold	224,998	443,530
Shares issued for distributions reinvested	69,752	205,359
Shares redeemed	(533,209)	(1,430,350)
Net Increase (Decrease) in Shares Outstanding	(238,459)	(781,461)

[a]

During the period ended February 28, 2023, 20,534 Class Y shares representing $611,104 were exchanged for 20,606 Class I shares. During the period ended August 31, 2022, 5,031 Investor shares representing $189,372 were exchanged for 4,981 Class Y shares and 316 Investor shares representing $9,238 were exchanged for 313 Class I shares and 80,162 Class Y shares representing $2,769,844 were exchanged for 80,339 Class I shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Investor Shares	February 28, 2023	Year Ended August 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	29.83	37.97	27.26	25.18	40.10	36.53
Investment Operations:
Net investment income (loss)[a]	.02	(.05)	(.13)	.03	.03	(.16)
Net realized and unrealized gain (loss) on investments	1.44	(4.69)	10.91	2.10	(8.16)	8.29
Total from Investment Operations	1.46	(4.74)	10.78	2.13	(8.13)	8.13
Distributions:
Dividends from net investment income	-	-	(.07)	(.05)	-	-
Dividends from net realized gain on investments	(1.12)	(3.40)	-	-	(6.79)	(4.56)
Total Distributions	(1.12)	(3.40)	(.07)	(.05)	(6.79)	(4.56)
Net asset value, end of period	30.17	29.83	37.97	27.26	25.18	40.10
Total Return (%)	5.21[b]	(13.63)	39.58	8.44	(19.47)	23.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13[c]	1.11	1.11	1.13	1.13	1.09
Ratio of net expenses to average net assets	1.12[c]	1.11	1.11	1.13	1.13	1.09
Ratio of net investment income (loss) to average net assets	.11[c]	(.14)	(.37)	.11	.12	(.43)
Portfolio Turnover Rate	20.30[b]	41.25	85.56	95.32	83.97	74.02
Net Assets, end of period ($ x 1,000)	244,391	240,926	318,464	248,201	285,688	635,221

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

14

Six Months Ended
Class I Shares	February 28, 2023	Year Ended August 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	30.14	38.25	27.45	25.38	40.28	36.60
Investment Operations:
Net investment income (loss)[a]	.04	.01	(.07)	.08	.08	(.08)
Net realized and unrealized gain (loss) on investments	1.46	(4.72)	10.98	2.11	(8.19)	8.32
Total from Investment Operations	1.50	(4.71)	10.91	2.19	(8.11)	8.24
Distributions:
Dividends from net investment income	-	-	(.11)	(.12)	-	-
Dividends from net realized gain on investments	(1.12)	(3.40)	-	-	(6.79)	(4.56)
Total Distributions	(1.12)	(3.40)	(.11)	(.12)	(6.79)	(4.56)
Net asset value, end of period	30.52	30.14	38.25	27.45	25.38	40.28
Total Return (%)	5.29[b]	(13.44)	39.80	8.63	(19.31)	23.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[c]	.93	.93	.96	.93	.87
Ratio of net expenses to average net assets	.94[c]	.93	.93	.96	.93	.87
Ratio of net investment income (loss) to average net assets	.29[c]	.03	(.19)	.30	.26	(.20)
Portfolio Turnover Rate	20.30[b]	41.25	85.56	95.32	83.97	74.02
Net Assets, end of period ($ x 1,000)	25,287	26,191	25,047	21,448	28,586	72,845

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	February 28, 2023	Year Ended August 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	30.23	38.32	27.51	25.44	40.32	36.60
Investment Operations:
Net investment income (loss)[a]	.06	.05	(.03)	.11	.11	(.04)
Net realized and unrealized gain (loss) on investments	1.47	(4.74)	11.00	2.13	(8.20)	8.32
Total from Investment Operations	1.53	(4.69)	10.97	2.24	(8.09)	8.28
Distributions:
Dividends from net investment income	-	-	(.16)	(.17)	-	-
Dividends from net realized gain on investments	(1.12)	(3.40)	-	-	(6.79)	(4.56)
Total Distributions	(1.12)	(3.40)	(.16)	(.17)	(6.79)	(4.56)
Net asset value, end of period	30.64	30.23	38.32	27.51	25.44	40.32
Total Return (%)	5.38[b]	(13.36)	39.97	8.81	(19.23)	23.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83[c]	.82	.82	.83	.81	.79
Ratio of net expenses to average net assets	.82[c]	.82	.82	.83	.81	.79
Ratio of net investment income (loss) to average net assets	.41[c]	.15	(.08)	.45	.38	(.12)
Portfolio Turnover Rate	20.30[b]	41.25	85.56	95.32	83.97	74.02
Net Assets, end of period ($ x 1,000)	104,993	110,795	170,407	139,832	209,291	585,686

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Opportunistic Small Cap Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), is an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Investor (200 million shares authorized), Class I (100 million shares authorized) and Class Y shares (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	363,232,581	-	-	363,232,581
Equity Securities - Private Equity	-	-	1,327,357	1,327,357
Investment Companies	13,122,530	-	-	13,122,530

† See Statement of Investments for additional detailed categorizations, if any.

20

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Private Equity ($)
Balance as of 8/31/2022†	690,018
Purchases/Issuances	624,248
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	13,091
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 2/28/2023†	1,327,357
The amount of total net realized gains (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 2/28/2023	13,091

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of February 28, 2023. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

Asset Category- Issuer Name	Value ($)	Valuation Technologies/ Methodologies	Unobservable Inputs	Range	Weighted Average
Private Equity:
Locus Robotics	645,180	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	1.5x-22.6x	5.8x
Roofstock	682,177	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	.2x-11.3x	3.6x

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of February 28, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 28, 2023, BNY Mellon earned $4,237 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely

22

affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2022 was as follows: long-term capital gains $45,171,749. The tax character of current year distributions will be determined at the end of the current fiscal year.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub–Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2023, the fund was charged $292,453 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For

24

financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2023, the fund was charged $35,363 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $21,779.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2023, the fund was charged $6,304 pursuant to the custody agreement.

During the period ended February 28, 2023, the fund was charged $7,875 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $220,735, Shareholder Services Plan fees of $48,065, Custodian fees of $9,600, Chief Compliance Officer fees of $2,573 and Transfer Agent fees of $13,470.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2023, amounted to $72,359,235 and $93,598,844, respectively.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At February 28, 2023, accumulated net unrealized appreciation on investments was $22,916,050, consisting of $72,535,546 gross unrealized appreciation and $49,619,496 gross unrealized depreciation.

At February 28, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of December 31, 2022, had approximately $48 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon.

26

This page intentionally left blank.

27

This page intentionally left blank.

28

This page intentionally left blank.

29

For More Information

BNY Mellon Opportunistic Small Cap Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DSCVX Class I: DOPIX Class Y: DSCYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0253SA0223

BNY Mellon Technology Growth Fund

SEMI-ANNUAL REPORT February 28, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2022, through February 28, 2023, as provided by Jonathan Piskorowski and Robert C. Zeuthen, Portfolio Managers of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended February 28, 2023, BNY Mellon Technology Growth Fund’s (the “fund”) Class A shares produced a total return of −2.25%, Class C shares returned −2.65%, Class I shares returned −2.15% and Class Y shares returned −2.16%.1 In comparison, the fund’s benchmarks, the NYSE® Technology Index and the S&P 500® Index, produced total returns of 3.72% and 1.26%, respectively, over the same period.2,3

Equities posted gains as investors began to anticipate the end of the Federal Reserve’s (the “Fed”) monetary tightening program. The fund underperformed the NYSE Technology Index primarily due to unfavorable stock selection.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of growth companies of any size that Newton Investment Management North America, LLC, the fund’s sub-adviser, believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities. In choosing stocks, the fund’s portfolio managers look for technology companies with the potential for strong earnings or revenue growth rates. The fund’s investment process centers on a multidimensional approach that looks for opportunities across emerging-growth, cyclical or stable-growth companies.

Anticipating the End of Monetary Tightening, Markets Post Gains

The reporting period was defined by a shift in investor sentiment. Much of 2022 was marked by concerns about high inflation and a tightening in global monetary policy by the Fed and other major central banks. Geopolitical events, including the Russia-Ukraine War, also weighed on the market.

As 2022 progressed, inflation data and central bank monetary tightening policies dominated the market narrative. Slower growth prospects, supply-chain concerns and expectations that interest rates would be higher for a longer period negatively impacted stock valuations. Across Europe, a broad monetary tightening effort by the Bank of England and the European Central Bank was implemented. In the EU, high inflation readings dampened the growth outlook, while soaring energy prices became a focus for European policymakers.

The Fed raised rates in September, November and December 2022, and as inflation eased somewhat, investors began to anticipate an end to the Fed’s tightening program. The market appeared to reach a bottom early in the reporting period and rebounded into 2023. In February 2023, the Fed raised the federal funds rate again as inflation appeared to be more stubborn than expected. This resulted in the return of market volatility.

Performance Hampered by Stock Selection

Returns were hindered by positioning in the communication services and information technology sectors. Inflation and rising interest rates drove a correction, especially among high-growth, long-duration technology companies. In communication services, the fund’s large overweight position in Alphabet, Inc., parent of Google, was the leading detractor as the company was hurt by Microsoft Corp’s introduction of artificial intelligence capabilities to Bing, a rival search engine. In the information technology sector, selection decisions in the software industry also detracted significantly. A lack of exposure to Oracle, a database company, detracted, as did a decision to avoid shares of Palo Alto Networks, a cybersecurity company. The fund’s position in Bill Holdings, parent of Bill.com, a payments company, also weighed on relative returns, as did a large overweight to Microsoft Corp. While Microsoft Corp’s 4% decline was modest, it was magnified in the fund by the large overweight. Other detractors included PayPal Holdings, Inc., which declined more than 20%, and a lack of exposure to IBM, which performed well. Shares of CrowdStrike, a cybersecurity company also detracted. The fund sold its shares midway through the period when the shares were down more than 30%.

On a more positive note, certain stock selections added to relative performance. The fund’s position in Applied Materials, Inc., a manufacturer of equipment for the semiconductor industry, contributed positively to performance. Shares declined sharply through most of 2022 but rebounded sharply beginning in October of that year. Shares were supported by better-than-expected earnings early in its first quarter of fiscal 2023, as well as an expanded share repurchase program and an increased dividend. Visa was another leading contributor. The digital payments company posted record operating margins and strong earnings during the period, benefiting from relative strength in the economy and from the rebound in international travel.

Economic Uncertainty Requires Flexibility

We believe that the current environment is presenting markets with a high level of uncertainty. With the change in interest-rate policy and the resulting weakness in the banking industry and in the broader economy, a buy-and-hold strategy is much less feasible. These market conditions mean that active management is a better strategy.

In the near term, inflation is likely to persist, given that the Fed’s interest rate hikes have been less effective than expected. In the coming months, however, continued reduction in inflation could be supportive of markets. Thus, in this environment we believe it is essential to remain nimble to capitalize on conditions as they develop.

March 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. through December 30, 2023, at which time it may be extended, terminated or modified.

2 Source: Bloomberg L.P. — The NYSE® Technology Index is an equal-dollar-weighted index designed to objectively represent the technology sector by holding 35 of the leading U.S. technology-related companies. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Technology Growth Fund from September 1, 2022 to February 28, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended February 28, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.49	$9.69	$4.61	$4.56
Ending value (after expenses)	$977.50	$973.50	$978.50	$978.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended February 28, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.61	$9.89	$4.71	$4.66
Ending value (after expenses)	$1,019.24	$1,014.98	$1,020.13	$1,020.18
†

Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.98% for Class C, .94% for Class I and .93% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.6%
Application Software - 12.3%
Adobe, Inc.	21,659	[a]	7,016,433
DoubleVerify Holdings, Inc.	75,842	[a]	1,992,369
HubSpot, Inc.	14,005	[a]	5,417,974
Intuit, Inc.	14,584		5,938,313
Salesforce, Inc.	61,411	[a]	10,047,454
			30,412,543
Auto Parts & Equipment - .1%
Mobileye Global, Inc., Cl. A	7,412	[a,b]	292,848
Consumer Electronics - 1.9%
Sony Group Corp., ADR	56,545		4,726,031
Data Processing & Outsourced Services - 5.2%
Block, Inc.	37,082	[a]	2,845,302
PayPal Holdings, Inc.	79,513	[a]	5,852,157
Visa, Inc., Cl. A	19,338	[b]	4,253,200
			12,950,659
Health Care Equipment - 1.0%
Intuitive Surgical, Inc.	10,325	[a]	2,368,452
Hotels, Resorts & Cruise Lines - 4.6%
Booking Holdings, Inc.	4,564	[a]	11,519,536
Interactive Media & Services - 5.0%
Alphabet, Inc., Cl. C	136,787	[a]	12,351,866
Internet & Direct Marketing Research - 4.6%
Alibaba Group Holding Ltd., ADR	41,812	[a]	3,670,675
Amazon.com, Inc.	45,466	[a]	4,284,261
JD.com, Inc., ADR	76,828	[a]	3,414,236
			11,369,172
Internet Services & Infrastructure - 6.8%
Shopify, Inc., Cl. A	273,846	[a]	11,266,024
Twilio, Inc., Cl. A	84,855	[a]	5,703,105
			16,969,129
Life Sciences Tools & Services - 1.6%
Illumina, Inc.	20,460	[a]	4,075,632
Movies & Entertainment - 3.9%
Netflix, Inc.	30,300	[a]	9,760,539
Research & Consulting Services - 1.9%
CoStar Group, Inc.	65,066	[a]	4,597,564
Semiconductor Equipment - 11.1%
Applied Materials, Inc.	115,224		13,383,268
Lam Research Corp.	23,297		11,322,575
MKS Instruments, Inc.	29,438		2,853,425
			27,559,268

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 98.6% (continued)
Semiconductors - 18.0%
Marvell Technology, Inc.		52,825		2,385,049
Micron Technology, Inc.		92,718		5,360,955
NVIDIA Corp.		39,662		9,207,930
ON Semiconductor Corp.		34,834	[a]	2,696,500
Qualcomm, Inc.		89,812		11,094,476
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		160,983		14,016,790
				44,761,700
Systems Software - 12.1%
JFrog Ltd.		205,450	[a]	4,725,350
Microsoft Corp.		49,281		12,291,667
ServiceNow, Inc.		29,856	[a]	12,902,868
				29,919,885
Technology Hardware, Storage & Equipment - 4.5%
Apple, Inc.		76,561		11,285,858
Trucking - 4.0%
Uber Technologies, Inc.		294,525	[a]	9,795,901
Total Common Stocks (cost $195,851,223)				244,716,583

Private Equity - .6%
Real Estate - .2%
Roofstock		35,162	[a,c]	581,228
Software - .4%
Databricks, Inc.		31,884	[a,c]	1,010,404
Total Private Equity (cost $3,379,723)				1,591,632
	1-Day Yield (%)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,282,816)	4.65	2,282,816	[d]	2,282,816

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $298,983)	4.65	298,983	[d]	298,983
Total Investments (cost $201,812,745)		100.2%		248,890,014
Liabilities, Less Cash and Receivables		(.2%)		(556,618)
Net Assets		100.0%		248,333,396

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At February 28, 2023, the value of the fund’s securities on loan was $4,500,416 and the value of the collateral was $4,602,490, consisting of cash collateral of $298,983 and U.S. Government & Agency securities valued at $4,303,507. In addition, the value of collateral may include pending sales that are also on loan.

c The fund held Level 3 securities at February 28, 2023. These securities were valued at $1,591,632 or ..6% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	70.1
Consumer Discretionary	11.2
Communication Services	8.9
Industrials	5.8
Health Care	2.6
Investment Companies	1.0
Technology	.4
Real Estate	.2
100.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 2/28/2023	Dividends/ Distributions ($)
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	9,493,659	43,004,971	(50,215,814)	2,282,816	102,751
Investment of Cash Collateral for Securities Loaned - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .1%	-	698,932	(399,949)	298,983	4,921	††
Total - 1.0%	9,493,659	43,703,903	(50,615,763)	2,581,799	107,672

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,500,416)—Note 1(c):
Unaffiliated issuers	199,230,946	246,308,215
Affiliated issuers	2,581,799	2,581,799
Cash denominated in foreign currency	46,344	46,210
Dividends and securities lending income receivable		86,177
Receivable for shares of Common Stock subscribed		25,304
Tax reclaim receivable—Note 1(b)		12,631
Prepaid expenses		62,902
		249,123,238
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		203,643
Liability for securities on loan—Note 1(c)		298,983
Payable for shares of Common Stock redeemed		193,267
Directors’ fees and expenses payable		5,613
Interest payable—Note 2		215
Other accrued expenses		88,121
		789,842
Net Assets ($)		248,333,396
Composition of Net Assets ($):
Paid-in capital		230,555,235
Total distributable earnings (loss)		17,778,161
Net Assets ($)		248,333,396

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	231,509,490	2,336,576	14,477,805	9,525
Shares Outstanding	6,485,016	124,649	332,153	216.64
Net Asset Value Per Share ($)	35.70	18.75	43.59	43.97

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $37,444 foreign taxes withheld at source):
Unaffiliated issuers	566,405
Affiliated issuers	102,751
Income from securities lending—Note 1(c)	4,921
Total Income	674,077
Expenses:
Management fee—Note 3(a)	929,996
Shareholder servicing costs—Note 3(c)	442,913
Professional fees	45,712
Registration fees	35,805
Prospectus and shareholders’ reports	30,938
Directors’ fees and expenses—Note 3(d)	9,964
Distribution fees—Note 3(b)	8,962
Chief Compliance Officer fees—Note 3(c)	7,875
Custodian fees—Note 3(c)	2,977
Loan commitment fees—Note 2	2,329
Interest expense—Note 2	215
Miscellaneous	12,081
Total Expenses	1,529,767
Less—reduction in expenses due to undertaking—Note 3(a)	(124,076)
Less—reduction in fees due to earnings credits—Note 3(c)	(28,943)
Net Expenses	1,376,748
Net Investment (Loss)	(702,671)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(9,146,659)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,655,437
Net Realized and Unrealized Gain (Loss) on Investments	(6,491,222)
Net (Decrease) in Net Assets Resulting from Operations	(7,193,893)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations ($):
Net investment (loss)	(702,671)	(3,046,316)
Net realized gain (loss) on investments	(9,146,659)	(10,118,659)
Net change in unrealized appreciation (depreciation) on investments	2,655,437	(180,452,367)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,193,893)	(193,617,342)
Distributions ($):
Distributions to shareholders:
Class A	-	(79,738,309)
Class C	-	(1,625,975)
Class I	-	(6,222,702)
Class Y	-	(58,917)
Total Distributions	-	(87,645,903)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,524,302	16,444,712
Class C	197,194	1,002,584
Class I	1,813,722	11,607,531
Class Y	-	25,000
Distributions reinvested:
Class A	-	72,668,371
Class C	-	1,597,295
Class I	-	6,095,060
Class Y	-	56,126
Cost of shares redeemed:
Class A	(15,268,893)	(46,322,341)
Class C	(399,661)	(1,841,717)
Class I	(9,652,431)	(12,325,997)
Class Y	(51,794)	(319,476)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(20,837,561)	48,687,148
Total Increase (Decrease) in Net Assets	(28,031,454)	(232,576,097)
Net Assets ($):
Beginning of Period	276,364,850	508,940,947
End of Period	248,333,396	276,364,850

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	72,728	321,634
Shares issued for distributions reinvested	-	1,160,466
Shares redeemed	(444,420)	(932,258)
Net Increase (Decrease) in Shares Outstanding	(371,692)	549,842
Class C
Shares sold	11,482	33,675
Shares issued for distributions reinvested	-	48,082
Shares redeemed	(22,401)	(69,367)
Net Increase (Decrease) in Shares Outstanding	(10,919)	12,390
Class Ia
Shares sold	43,812	182,419
Shares issued for distributions reinvested	-	79,914
Shares redeemed	(233,805)	(203,314)
Net Increase (Decrease) in Shares Outstanding	(189,993)	59,019
Class Y
Shares sold	-	546
Shares issued for distributions reinvested	-	730
Shares redeemed	(1,274)	(4,359)
Net Increase (Decrease) in Shares Outstanding	(1,274)	(3,083)

[a]	During the period ended August 31, 2022, 1,044 Class A shares representing $51,570 were exchanged for 866 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2023		Year Ended August 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	36.52	73.40	62.07	43.75	59.03	49.66
Investment Operations:
Net investment (loss)[a]	(.10)	(.41)	(.56)	(.12)	(.07)	(.18)
Net realized and unrealized gain (loss) on investments	(.72)	(23.59)	15.57	25.25	(3.93)	14.40
Total from Investment Operations	(.82)	(24.00)	15.01	25.13	(4.00)	14.22
Distributions:
Dividends from net realized gain on investments	-	(12.88)	(3.68)	(6.81)	(11.28)	(4.85)
Net asset value, end of period	35.70	36.52	73.40	62.07	43.75	59.03
Total Return (%)[b]	(2.25)[c]	(40.01)	25.06	67.36	(4.38)	30.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.24[d]	1.16	1.15	1.20	1.20	1.22
Ratio of net expenses to average net assets	1.12[d]	1.16	1.15	1.20	1.20	1.22
Ratio of net investment (loss) to average net assets	(.57)[d]	(.79)	(.85)	(.28)	(.15)	(.34)
Portfolio Turnover Rate	30.95[c]	43.78	54.26	70.24	69.92	49.14
Net Assets, end of period ($ x 1,000)	231,509	250,424	462,897	392,204	263,227	310,110

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2023	Year Ended August 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	19.26	44.92	39.59	30.51	45.44	39.52
Investment Operations:
Net investment (loss)[a]	(.13)	(.46)	(.65)	(.30)	(.29)	(.47)
Net realized and unrealized gain (loss) on investments	(.38)	(12.32)	9.66	16.19	(3.36)	11.24
Total from Investment Operations	(.51)	(12.78)	9.01	15.89	(3.65)	10.77
Distributions:
Dividends from net realized gain on investments	-	(12.88)	(3.68)	(6.81)	(11.28)	(4.85)
Net asset value, end of period	18.75	19.26	44.92	39.59	30.51	45.44
Total Return (%)[b]	(2.65)[c]	(40.50)	24.07	66.16	(5.10)	29.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10[d]	1.97	1.94	1.96	1.92	1.96
Ratio of net expenses to average net assets	1.98[d]	1.97	1.94	1.96	1.92	1.96
Ratio of net investment (loss) to average net assets	(1.43)[d]	(1.60)	(1.64)	(1.03)	(.88)	(1.14)
Portfolio Turnover Rate	30.95[c]	43.78	54.26	70.24	69.92	49.14
Net Assets, end of period ($ x 1,000)	2,337	2,611	5,533	7,576	8,754	13,692

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	February 28, 2023	Year Ended August 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	44.55	86.61	72.48	49.88	65.30	54.34
Investment Operations:
Net investment income (loss)[a]	(.08)	(.36)	(.49)	(.03)	.04	(.07)
Net realized and unrealized gain (loss) on investments	(.88)	(28.82)	18.30	29.44	(4.18)	15.88
Total from Investment Operations	(.96)	(29.18)	17.81	29.41	(4.14)	15.81
Distributions:
Dividends from net realized gain on investments	-	(12.88)	(3.68)	(6.81)	(11.28)	(4.85)
Net asset value, end of period	43.59	44.55	86.61	72.48	49.88	65.30
Total Return (%)	(2.15)[b]	(39.88)	25.33	67.73	(4.16)	30.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06[c]	.94	.93	.98	.96	.99
Ratio of net expenses to average net assets	.94[c]	.94	.93	.98	.96	.99
Ratio of net investment income (loss) to average net assets	(.38)[c]	(.57)	(.62)	(.05)	.08	(.11)
Portfolio Turnover Rate	30.95[b]	43.78	54.26	70.24	69.92	49.14
Net Assets, end of period ($ x 1,000)	14,478	23,262	40,112	28,877	23,367	34,742

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2023	Year Ended August 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	44.94	87.21	72.90	50.08	65.48	54.40
Investment Operations:
Net investment income (loss)[a]	(.07)	(.40)	(.43)	.03	.14	.01
Net realized and unrealized gain (loss) on investments	(.90)	(28.99)	18.42	29.60	(4.26)	15.92
Total from Investment Operations	(.97)	(29.39)	17.99	29.63	(4.12)	15.93
Distributions:
Dividends from net realized gain on investments	-	(12.88)	(3.68)	(6.81)	(11.28)	(4.85)
Net asset value, end of period	43.97	44.94	87.21	72.90	50.08	65.48
Total Return (%)	(2.16)[b]	(39.84)	25.43	67.91	(4.11)	31.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[c]	.87	.85	.88	.89	.85
Ratio of net expenses to average net assets	.93[c]	.87	.85	.88	.89	.85
Ratio of net investment income (loss) to average net assets	(.32)[c]	(.51)	(.55)	.05	.26	.02
Portfolio Turnover Rate	30.95[b]	43.78	54.26	70.24	69.92	49.14
Net Assets, end of period ($ x 1,000)	10	67	399	319	165	14

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Technology Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), is an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (250 million shares authorized), and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on investments are allocated to each class of shares based on its relative net assets.

As of February 28, 2023, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of February 28, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	244,716,583	-	-	244,716,583
Equity Securities - Private Equity	-	-	1,591,632	1,591,632
Investment Companies	2,581,799	-	-	2,581,799

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Private Equity ($)
Balance as of 8/31/2022†	2,027,790
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(436,158)
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 2/28/2023†	1,591,632
The amount of total net realized gains (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 2/28/2023	(436,158)

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of February 28, 2023. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Asset Category- Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range	Weighted Average
Private Equity:
Roofstock	581,228	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	.2x-11.3x	3.6x
Databricks	1,010,404	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	5.7x-14.7x	9.8x

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of February 28, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended February 28, 2023, BNY Mellon earned $671 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Technology Company Risk: The technology sector has been among the most volatile sectors of the stock market. Because the fund’s investments are concentrated in the technology sector, its performance will be significantly affected by developments in that sector. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller technology companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund’s ability to sell these securities.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2022 was as follows: ordinary income $32,094,668 and long-term capital gains $55,551,235. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2023 was approximately $7,735 with a related weighted average annualized interest rate of 5.59%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed from September 1, 2022 through December 30, 2023, to waive receipt of a portion of its management fee in the amount of .10% of the value of the fund’s average daily net assets. On or after December 30, 2023, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $124,076 during the period ended February 28, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended February 28, 2023, the Distributor retained $645 from commissions earned on sales of the fund’s Class A shares and $850 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended February 28, 2023, Class C shares were charged $8,962 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2023, Class A and Class C shares were charged $284,533 and $2,987, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2023, the fund was charged $49,328 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $28,943.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2023, the fund was charged $2,977 pursuant to the custody agreement.

During the period ended February 28, 2023, the fund was charged $7,875 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $149,378, Distribution Plan fees of $1,402, Shareholder Services Plan fees of $46,865, Custodian fees of $4,640, Chief Compliance Officer fees of $2,573 and Transfer Agent fees of $18,739, which are offset against an expense reimbursement currently in effect in the amount of 19,954.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended February 28, 2023, amounted to $75,995,694 and $90,356,298, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At February 28, 2023, accumulated net unrealized appreciation on investments was $47,077,269, consisting of $60,598,432 gross unrealized appreciation and $13,521,163 gross unrealized depreciation.

At February 28, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of December 31, 2022, had approximately $48 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon.

This page intentionally left blank.

For More Information

BNY Mellon Technology Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DTGRX Class C: DTGCX Class I: DGVRX Class Y: DTEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0255SA0223

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: April 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: April 19, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: April 19, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)